UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: March 12, 2007
(Date of earliest event reported)
AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2255 Glades Road, Suite 301E, Boca Raton, Florida	33431

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (561) 999-8700
2255 Glades Road, Suite 425W, Boca Raton, Florida 33431

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 12, 2007, Agilysys, Inc. (the “Company”) issued a press release announcing that its shareholders approved the sale of the Company’s KeyLink Systems distribution business to Arrow Electronics, Inc. at the special meeting of shareholders held on March 12, 2007. The press release also communicated the early termination of the Federal Trade Commission’s Hart-Scott-Rodino antitrust review.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1     Press release issued by the Company dated March 12, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
	By:	/s/ Martin F. Ellis
Martin F. Ellis
Date: March 13, 2007		Executive Vice President, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by the Company dated March 12, 2007.